LIMITED WAIVER AND CONSENT

        This Limited Waiver and Consent (this “Waiver”) dated as of March 3, 2005, is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each of the Banks (as defined in the Credit Agreement referred to below) party hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (the “Administrative Agent”).

PRELIMINARY STATEMENT

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the other agents party thereto, and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002 (as amended or modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

        WHEREAS, the Borrower has entered into a certain Agreement and Plan of Merger dated as of January 25, 2005, among Cimarex Energy Co. (“Cimarex”), Cimarex Nevada Acquisition Co., and the Borrower (as amended, the “Cimarex Merger Agreement”); and

        WHEREAS, the Borrower has requested that the Administrative Agent and the Banks (i) waive any breach of Section 7.2.11(c) of the Credit Agreement that may have occurred as a result of the inadvertent applicability of Section 5.2(a)(iii) of the Cimarex Merger Agreement to the Borrower’s Restricted Subsidiaries, and (ii) consent to distribution by the Borrower of all or a portion of the trust units of the TEL Offshore Trust owned by the Borrower or any Subsidiary of the Borrower at any time prior to the earlier of (x) consummation of the merger transaction contemplated in the Cimarex Merger Agreement and (y) the termination or expiration of the Cimarex Merger Agreement, notwithstanding the provisions of Section 7.2.6(a) of the Credit Agreement to the extent necessary to permit the Borrower to distribute such trust units, so long as no Event of Default shall exist at the time of such distribution.

        NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Limited Waiver of Section 7.2.11(c) of the Credit Agreement. The Administrative Agent and the Banks party hereto hereby waive any breach of Section 7.2.11(c) of the Credit Agreement (which restricts the Borrower or any of its Restricted Subsidiaries from entering into any agreement that prohibits the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Borrower by way of, among other things, dividends) that may have occurred and may be continuing as a result of the applicability of Section 5.2(a)(iii) of the Cimarex Merger Agreement to the Borrower’s Restricted Subsidiaries (which provides, in relevant part, that none of the Subsidiaries of the Borrower shall declare, set aside or pay any dividends or other distributions with respect to its capital stock without the prior consent of Cimarex) from the date that the Cimarex Merger Agreement became effective until the earlier of (x) consummation of the merger transaction contemplated in the Cimarex Merger Agreement and (y) the termination or expiration of the Cimarex Merger Agreement, provided that the Borrower and its Restricted Subsidiaries shall have (and the Borrower does hereby represent and warrant to the Agents, Issuer and Banks that the Borrower and its Restricted Subsidiaries do have) the right and ability under the Cimarex Merger Agreement to make when due all payments of Obligations under the Credit Agreement or any other Loan Document.

Section 2. Consent to TEL Offshore Distribution. The Administrative Agent and the Banks party hereto hereby consent to and agree that, notwithstanding anything to the contrary set forth in Section 7.2.6(a) of the Credit Agreement (which prohibits the Borrower or any of its Restricted Subsidiaries from, among other things, declaring, paying or making any dividend or distribution (in cash, property or obligations) on any shares of any class of the Borrower’s Capital Stock (now or hereafter outstanding) other than dividends or distributions payable in the Borrower’s common stock or warrants to purchase the Borrower’s common stock or splitups or reclassifications of the Borrower’s Capital Stock into additional or other shares of its common stock), Section 7.2.6 of the Credit Agreement is hereby waived insofar as, and only insofar as, the Borrower shall be expressly permitted to declare and make a distribution of all or a portion of the trust units of the TEL Offshore Trust to the holders of the Borrower’s Capital Stock at any time from the date hereof until the earlier of (x) consummation of the merger transaction contemplated in the Cimarex Merger Agreement and (y) the termination or expiration of the Cimarex Merger Agreement, provided that no Event of Default shall exist at the time of any such distribution.

Section 3. Limited Waiver and Consent; Ratification. This Waiver is a limited waiver and consent with respect to the specific matters set forth herein, and the provisions of this Waiver shall be strictly limited as set forth in Section 1 and Section 2 above. Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

Section 4. Effectiveness. This Waiver shall become effective on the first date on which each of the conditions set forth in this Section 4 is satisfied:

(a)	The Administrative Agent shall have received duly executed counterparts of this Waiver from the Borrower and from Banks constituting at least the Majority Banks;

(b)	The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Waiver the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Waiver has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents (after giving effect to this Waiver).

Section 5. Governing Law. THIS WAIVER AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Waiver constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 6. Miscellaneous. (a) On and after the effectiveness of this Waiver, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Waiver; (b) the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower (except as expressly set forth in this Waiver) or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents (except as expressly set forth in this Waiver); (c) this Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 7. Final Agreement. THIS WAIVER REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

        EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By: Name: Title:

AGENTS, BANKS AND ISSUER

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank

By:
Name:
Title:

- and -

By:
Name:
Title:
BNP PARIBAS, as Documentation Agent and a Bank By: Name: Title: - and - By: Name: Title:
BANK OF AMERICA, N.A., as Co-Syndication Agent and a Bank By: Name: Title:
BANK OF MONTREAL, as Co-Syndication Agent By: Name: Title:
HARRIS NESBITT FINANCING, INC., (formerly known as BMO Nesbitt Burns Financing, Inc.), as a Bank By: Name: Title:
FORTIS CAPITAL CORP., as a Bank By: Name: Title: - and - By: Name: Title:
BANK OF SCOTLAND, as a Bank By: Name: Title:
THE BANK OF NOVA SCOTIA, as a Bank By: Name: Title:
UNION BANK OF CALIFORNIA, N.A., as a Bank By: Name: Title:
COMPASS BANK, as a Bank By: Name: Title:
COMERICA BANK, successor by merger with Comerica Bank-Texas, as a Bank By: Name: Title:
CALYON NEW YORK BRANCH, as a Bank By: Name: Title: - and - By: Name: Title:
HIBERNIA NATIONAL BANK, as a Bank By: Name: Title:
U.S. BANK NATIONAL ASSOCIATION, as a Bank By: Name: Title:
THE ROYAL BANK OF SCOTLAND plc, as a Bank By: Name: Title:
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank By: Name: Title:
SOUTHWEST BANK OF TEXAS N.A., as a Bank By: Name: Title:
STERLING BANK, as a Bank By: Name: Title:
SOCIETE GENERALE, as a Bank By: Name: Title:

ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Limited Waiver and Consent to Fourth Amended and Restated Credit Agreement dated as of March 3, 2005 (the “Waiver”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Waiver, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Waiver.

        Executed to be effective as of March 3, 2005.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By: __________________________
        Name:
        Title:

PRIZE ENERGY RESOURCES, L.P.

By:   Prize Operating Company,
         as its general partner

By: __________________________
        Name:
         Title: